EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

1	2103393 Ontario, Inc., a 100%-owned foreign subsidiary, incorporated in Canada
2	APEI UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
3	APEI Unlimited IOM, a 100%-owned foreign subsidiary, incorporated in Isle of Man
4	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany
5	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
6	Capseals Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
7	Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
8	Cascades Sonoco Inc. (fka Cascades Conversion Inc), a 50%-owned foreign subsidiary, incorporated in Canada
9	Clear Lam Flexible Films (Nanjing) Co., Ltd., a 100%-owned foreign subsidiary, incorporated in China
10	Clear Pack Company, a 100%-owned domestic subsidiary, incorporated in Illinois
11	Colombiana P.M., LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
12	Conitex Sonoco (Mexico), S. de R.L. de C.V., a 100% owned foreign subsidiary, incorporated in Mexico
13	Conitex Sonoco Hellas S.A., a 100% owned foreign subsidiary, incorporated in Greece
14	Conitex Sonoco Holding B.V., a 100% owned foreign subsidiary, incorporated in the Netherlands
15	Conitex Sonoco India Pvt. Ltd., a 100% owned foreign subsidiary, incorporated in India
16	Conitex Sonoco N.V., a 100%-owned foreign subsidiary, incorporated in Antilles
17	Conitex Sonoco Shanghai Ltd., a 100% owned foreign subsidiary, incorporated in China
18	Conitex Sonoco Suzhou Co. Ltd., a 100% owned foreign subsidiary, incorporated in China
19	Conitex Sonoco Taiwan Ltd., a 100% owned foreign subsidiary, incorporated in Taiwan
20	Conitex Sonoco USA, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
21	Conitex Sonoco, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
22	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
23	Corenso North America, a 100%-owned domestic subsidiary, incorporated in Delaware
24	Corenso Richmond, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
25	Corepak Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
26	CP Acquisition, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
27	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
28	Fair Lawn Packaging Services, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
29	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
30	Graffo Paranaense De Embalagens, S.A., a 66.67%-owned foreign subsidiary, incorporated in Brazil
31	Grove Mill Paper Company Limited, a 99.9%-owned foreign subsidiary, incorporated in the United Kingdom
32	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
33	Hartsville Corrugating, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
34	Highland Packaging Solutions, LLC, a 100%-owned domestic subsidiary, incorporated in Florida
35	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri
36	Inversiones Sonoco Limitada, a 100%-owned foreign subsidiary, incorporated in Chile
37	Italtubetti, SpA, a 100% owned foreign subsidiary, incorporated in Italy
38	Laminar Medica (CE) s.r.o., a 100%-owned foreign subsidiary, incorporated in the Czech Republic
39	Laminar Medica Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
40	Manufacturas Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
41	OOO Sonoco Alcore (fka ZAO Sonoco Alcore), a 100%-owned foreign subsidiary, incorporated in Russia
42	Packaging Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
43	Papcor (Dezhou) Packaging Material Co. Ltd., a 50% owned foreign subsidiary, incorporated in China
44	Papertech Dezhou Co. Ltd., a 100% owned foreign subsidiary, incorporated in China

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

45	Papertech SL, a 100% owned foreign subsidiary, incorporated in Spain
46	Peninsula Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in California
47	PenPack, LLC, a 100%-owned domestic subsidiary, incorporated in California
48	Penpack, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
49	PT Conitex Sonoco, a 100% owned foreign subsidiary, incorporated in Indonesia
50	PT Papcor Asia Pacific, a 50% owned foreign subsidiary, incorporated in Indonesia
51	PT Papertech Indonesia, a 100% owned foreign subsidiary, incorprated in Indonesia
52	PT Sonoco Indonesia, a 98.33%-owned foreign subsidiary, incorporated in Indonesia
53	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
54	SMB GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
55	Sonoco (Shanghai) Co., Ltd, a 98.33%-owned foreign subsidiary, incorporated in China
56	Sonoco (Taicang) Packaging Co., Ltd, a 98.33%-owned foreign subsidiary, incorporated in China
57	Sonoco (Weifang) Packaging Company, Ltd., a 98.33%-owned foreign subsidiary, incorporated in China
58	Sonoco Absorbent Technologies Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
59	Sonoco Absorbent Technologies, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
60	Sonoco Alcore - Demolli S.r.l., a 100%-owned foreign subsidiary, incorporated in Italy
61	Sonoco Alcore AB, a 100%-owned foreign subsidiary, incorporated in Sweden
62	Sonoco Alcore GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
63	Sonoco Alcore N.V., a 100%-owned foreign subsidiary, incorporated in Belgium
64	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
65	Sonoco Ambalaj Sanayi Ve Ticaret Limited Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey
66	Sonoco Asia Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
67	Sonoco Asia Management Company, L.L.C., a 95.91%-owned domestic subsidiary, incorporated in Delaware
68	Sonoco Asia, L.L.C., a 98.33%-owned domestic subsidiary, incorporated in Delaware
69	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia
70	Sonoco Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
71	Sonoco Bonmati, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
72	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
73	Sonoco Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
74	Sonoco Comercial, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
75	Sonoco Consumer Products Dordrecht B.V. (fka Dorpak B.V.), a 100%-owned foreign subsidiary, incorporated in Netherlands
76	Sonoco Consumer Products Europe GmbH (fka Weidenhammer Packaging Group GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
77	Sonoco Consumer Products Hellas S.A. (fka Weidenhammer Hellas S.A.), a 100%-owned foreign subsidiary, incorporated in Greece
78	Sonoco Consumer Products Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
79	Sonoco Consumer Products Mechelen BVBA (fka Weidenhammer Belgium BVBA), a 100%-owned foreign subsidiary, incorporated in Belgium
80	Sonoco Consumer Products Montanay SAS (fka Neuvibox SAS), a 100%-owned foreign subsidiary, incorporated in France
81	Sonoco Consumer Products Poland Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
82	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France
83	Sonoco Consumer Products South Africa (PTY) Ltd., a 100%-owned foreign subisidiary, incorporated in South Africa
84	Sonoco Consumer Products Zwenkau GmbH (fka fka Weidenhammer Plastice Packaging GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
85	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
86	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia
87	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
88	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
89	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

90	Sonoco do Brasil Participacoes Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
91	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
92	Sonoco Elk Grove, Inc., a 100%-owned domestic subsidiary, incorporated in Illinois
93	Sonoco Embalagens Ltda. (fka Sonoco Embalagens S.A.), a 100%-owned foreign subsidiary, incorporated in Brazil
94	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
95	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
96	Sonoco Graphics India Private Limited, a 71.02%-owned foreign subsidiary, incorporated in India
97	Sonoco Hickory, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
98	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom
99	Sonoco Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
100	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas
101	Sonoco Iberia, S.L.U., a 100%-owned foreign subsidiary, incorporated in Spain
102	Sonoco International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
103	Sonoco IPD France SAS, a 100%-owned foreign subsidiary, incorporated in France
104	Sonoco JV GmbH & Co. KG, a 100%-owned foreign subsidiary, incorporated in Germany
105	Sonoco Kaiping Packaging Co. Ltd., a 98.33%-owned foreign subsidiary, incorporated in China
106	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
107	Sonoco Luxembourg Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
108	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
109	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
110	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
111	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
112	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand
113	Sonoco of Puerto Rico,Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
114	Sonoco Operadora S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
115	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
116	Sonoco Packaging Tapes Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
117	Sonoco Paper Mill & IPD Hellas SA, a 100%-owned foreign subsidiary, incorporated in Greece
118	Sonoco Paperboard Group, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
119	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
120	Sonoco Phoenix, LLC, a 100%-owned domestic subsidiary, incorporated in Ohio
121	Sonoco Pina, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
122	Sonoco Plastics B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
123	Sonoco Plastics Canada ULC, a 100%-owned foreign subsidiary, incorporated in Canada
124	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
125	Sonoco Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
126	Sonoco Poland Holdings B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
127	Sonoco Polysack A/S, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
128	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom
129	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
130	Sonoco Products Malaysia Sdn Bhd, a 98.33%-owned foreign subsidiary, incorporated in Malaysia
131	Sonoco Protective Solutions, Inc., a 100%-owned domestic subsidiary, incorporated in Pennsylvania
132	Sonoco Recycling - International Trade Group, LLC (fka Reparco USA, Inc.), a 100%-owned domestic subsidiary, incorporated in California
133	Sonoco Recycling, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
134	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

135	Sonoco Retail Packaging S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
136	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France
137	Sonoco Saudi Limited Company, a 51%-owned foreign subsidiary, incorporated in Saudi Arabia
138	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
139	Sonoco Singapore Pte. Ltd., a 98.33%-owned foreign subsidiary, incorporated in Singapore
140	Sonoco Taiwan Ltd, a 98.33%-owned foreign subsidiary, incorporated in Taiwan
141	Sonoco TEQ Holdings Ltd, a 100%-owned foreign subsidiary, incorporated in United Kingdom
142	Sonoco TEQ LLC , a 100%-owned domestic subsidiary, incorporated in Delaware
143	Sonoco TEQ Ltd, a 100%-owned foreign subsidiary, incorporated in United Kingdom
144	Sonoco TEQ Sp. Z.o.o, a 100%-owned foreign subsidiary, incorporated in Poland
145	Sonoco Thailand Ltd, a 98.33%-owned foreign subsidiary, incorporated in Thailand
146	Sonoco UK Leasing Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
147	Sonoco Venezolana, C.A., a 90%-owned foreign subsidiary, incorporated in Venezuela
148	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
149	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
150	Sonoco Wisconsin Rapids Core Plant, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
151	Sonoco Wisconsin Rapids Paper Mill, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
152	Sonoco Wisconsin Rapids, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
153	Sonoco Yatai Pinghu Packaging Co Ltd, a 98.33%-owned foreign subsidiary, incorporated in China
154	Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
155	Sonoco-Alcore AS, a 100%-owned foreign subsidiary, incorporated in Norway
156	Sonoco-Alcore Oy, a 100%-owned foreign subsidiary, incorporated in Finland
157	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
158	Sonoco-Alcore Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
159	Sonoco-Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
160	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
161	SPC Liquidation, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
162	SPC Management, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
163	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
164	SR Holdings of the Carolinas, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
165	Tegrant Alloyd Brands, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
166	Tegrant Corporation, a 100%-owned domestic subsidiary, incorporated in Delware
167	Tegrant de Mexico, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
168	Tegrant International, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
169	Tegrant Property Holdings, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
170	ThermoSafe Brands Asia PTE, LTD., a 100%-owned foreign subsidiary, incorporated in Singapore
171	ThermoSafe Brands Europe Ltd., a 100%-owned foreign subsidiary, incorporated in Ireland
172	TPT Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
173	Trident Graphics Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
174	Trident Graphics NA LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
175	Tubo-Tec Nordeste Industria, 100% -owned foreign subsidiary, incorporated in Brazil
176	U.S. Paper Mills Corp., a 100%-owned domestic subsidiary, incorporated in Wisconsin
177	Weidenhammer Chile Ltda., a 65%-owned foreign subsidiary, incorporated in Chile
178	Weidenhammer UK Ltd., 100%-owned foreign subsidiary, incorporated in the United Kingdom
179	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina